SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2008

CardioVascular BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250
Las Vegas, NV
(Address of Principal Executive Offices)

89134
(Zip Code)

Registrant’s telephone number, including area code: 702-839-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

The Registrant decided for business reasons that it would be more cost effective to continue outsourcing certain research and development activities rather than increase its business activities in its San Diego facility at 6828 Nancy Ridge Drive, Suite 300, and to that end sought to terminate the lease for the facility. A Lease Termination Agreement (the “Agreement”) was entered into as of March 11, 2008 with BMR-6828 Nancy Ridge LLC, a Delaware limited liability company (the “Landlord”), and CardioVascular BioTherapeutics, Inc. a Delaware corporation (the “Tenant”), whereby Landlord released Tenant from its obligations under the Lease dated as of August 7, 2006 (the “Lease”) under which the Tenant leased certain premises (the “Premises”) from Landlord at 6828 Nancy Ridge Drive, Suite 300 in San Diego, California (the “Building”). A copy of the Agreement is included as Exhibit 10.1 hereto.

The entry into the Lease was reported in the Company’s Form 8-K dated as of August 7, 2006 and filed with the Securities and Exchange Commission on August 11, 2006. The termination date of the Agreement was March 14, 2008. Tenant surrendered the Premises to Landlord in the condition required by the Agreement on the termination date. The Agreement was subject to the performance of the parties of certain provisions in the Agreement, which conditions were satisfied on March 19, 2008. Landlord shall retain Tenant’s Security Deposit in the amount of Fifty Seven Thousand Eight Hundred Four and 84/100 Dollars ($57,804.84) as consideration for the Agreement in full satisfaction of all outstanding obligations of the Landlord and Tenant under the Lease. Both parties fully performed their obligations under the Agreement and have no further obligation to each other.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Lease Termination Agreement entered into by CardioVascular BioTherapeutics, Inc. and BMR-6828 Nancy Ridge LLC, dated as of March 11, 2008.

10.2
Lease Agreement entered into by CardioVascular BioTherapeutics, Inc. and BMR-6828 Nancy Ridge LLC, dated August 7, 2006 (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on August 11, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: March 25, 2008	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1 10.2
Lease Termination Agreement entered into by CardioVascular BioTherapeutics, Inc. and BMR-6828 Nancy Ridge LLC, dated as of March 11, 2008.

Lease Agreement entered into by CardioVascular BioTherapeutics, Inc. and BMR-6828 Nancy Ridge LLC, dated August 7, 2006 (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on August 11, 2006)